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                                                                    EXHIBIT 10.5

[RREEF FUNDS LOGO]              INDUSTRIAL LEASE
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                                TABLE OF CONTENTS

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                                    ARTICLE                                        PAGE
        REFERENCE PAGE ..........................................................    ii
1       USE AND RESTRICTIONS ON USE ............................................     1
2       TERM ...................................................................     1
3       RENT ...................................................................     1
4       REAL ESTATE TAXES ......................................................     2
5       SECURITY DEPOSIT .......................................................     2
6       ALTERNATIONS ...........................................................     3
7       TENANT'S REPAIRS .......................................................     3
8       LANDLORD'S REPAIRS .....................................................     4
9       SIGNS ..................................................................     4
10      LIENS ..................................................................     4
11      ASSIGNMENT AND SUBLETTING ..............................................     5
12      INDEMNIFICATION ........................................................     5
13      INSURANCE ..............................................................     6
14      WAIVER OF SUBROGATION ..................................................     6
15      SERVICES AND UTILITIES .................................................     6
16      HOLDING OVER ...........................................................     6
17      SUBORDINATION ..........................................................     7
18      RULES AND REGULATIONS ..................................................     7
19      REENTRY BY LANDLORD ....................................................     7
20      DEFAULT ................................................................     7
21      REMEDIES ...............................................................     8
22      QUIET ENJOYMENT ........................................................     9
23      DAMAGE BY FIRE, ETC ....................................................     9
24      EMINENT DOMAIN .........................................................     11
25      SALES BY LANDLORD ......................................................     11
26      ESTOPPEL CERTIFICATE ...................................................     11
27      SURRENDER OF PREMISES ..................................................     11
28      NOTICES ................................................................     12
29      TAXES PAYABLE BY TENANT ................................................     12
30      DEFINED TERMS AND HEADINGS .............................................     12
31      ERISA REPRESENTATION ...................................................     13
32      ENFORCEABILITY .........................................................     13
33      COMMISIONS .............................................................     13
34      TIME AND APPLICABLE ....................................................     13
35      PARKING ................................................................     13
36      SUCCESSORS AND ASSIGNS .................................................     13
37      ENTIRE AGREEMENT .......................................................     13
38      EXAMINATION NOT OPTION .................................................     14
39      RECORDATION ............................................................     14
40      TENANT'S PROPORTIONATE SHARE ...........................................     14
41      COMMON AREAS AND COMMON AREA EXPENSE ...................................     14
42      REIMBURSEMENT OF INSURANCE .............................................     15
43      HAZARDOUS WASTE ........................................................     15
44      FIRST RIGHT OF REFUSAL .................................................     16
45      SCHEDULE OF RENTS ......................................................     17
46      CORPORATE AUTHORITY ....................................................     17
47      LIMITATION OF LANDLORD'S LIABILITY .....................................     17

        EXHIBIT A -  PREMISES
        EXHIBIT B -  LANDLORD' S AND TENANT'S IMPROVEMENTS

                          INDUSTRIAL-NET REFERENCE PAGE

PROPERTY:                             San Thomas Industrial Park

LANDLORD:                             RREEF WEST-V, INC., a Delaware Corporation

LANDLORD'S ADDRESS:                   155-A Moffett Park Drive, #110
                                      Sunnyvale, California 94089

TENANT:                               Viko Technology, Inc., a California corporation

TENANT'S ADDRESS:                     1605 Mabury Road
                                      San Jose, California 95133

LEASE REFERENCE DATE:                 July 10, 1991

PREMISES:                             2006 Martin Avenue
                                      Santa Clara, California 95050
                                      (see Exhibit A for outline of Premises, attached
                                      hereto and incorporated herein by reference)

USE:                                  Electronic burn-in testing services, systems
                                      Assembly and related administration and
                                      warehousing.

PREMISES RENTABLE AREA:               approximately 11,200 square feet

COMMENCEMENT DATE:                    August 15, 1991

TERMINATION DATE:                     August 31, 1997

TERM OF LEASE:                        Six (6) years and fifteen (15) days beginning on
                                      The Commencement Date and ending on the
                                      Termination Date (unless sooner terminated
                                      pursuant to the Lease)

ANNUAL BASE RENT:                     $40,500.00 see also Article 46. "SCHEDULE OF
                                      RENTS."

MONTHLY INSTALLMENT OF RENT:          $3,375.00 see also Article 46. "SCHEDULE OF
                                      RENTS."

TENANT'S  PROPORTIONATE SHARE:        9.30% see also Article 40. "TENANT'S
                                      PROPORTIONATE SHARE."

SECURITY DEPOSIT:                     $5,150.00

TENANT'S MONTHLY INSTALLMENT OF ESTIMATED COMMON AREA COSTS: $350.00

REAL ESTATE BROKER DUE COMMISSION: CB Commercial

The reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page Information and the Lease, the Lease shall control. This Lease includes exhibits "A" and "B", both of which are made a part hereof.

LANDLORD:                                         TENANT:

RREEF WEST-V,INC.,                                Viko  Technology, Inc.,
A Delaware corporation                            a California corporation

By: RREEF MANAGEMENT COMPANY,
    a California corporation

By:   /s/ Carl Deters                      By: /s/ Bill de Carbonel
      ----------------------------------      ----------------------------------
      Carl Deters
Title: Director of Properties              Title: [ILLEGIBLE]

Dated: [ILLEGIBLE]                         Dated: [ILLEGIBLE]

By: /s/ Sherie L. Dunn
   ----------------------------------
   Sherie L. Dunn
Title: District Manager

Dated: 7-12-91

                                      LEASE

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1.    USE AND RESTRICTIONS ON USE.

      The Premises shall be continuously used and occupied by Tenant, but only for the purpose listed on the Reference Page, to the extent permitted by applicable zoning regulations. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated on Exhibit A and the outside storage of any property are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premise, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant not to exceed $20,000.00 per occurrence. In the event cost of such compliance exceeds $20,000.00 Landlord shall have the option to complete required work at its expense or to terminate the Lease with 60 day notice to Tenant. Provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building, or un reasonably interfere with such tenants' use of their respective premises or permit any use which would adversely affect the reputation of the Building. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof, and tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

2.    TERM.

      The Term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided). Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage thereby, but Tenant shall not liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant hereunder, nor shall such failure be construed in any way to extend the Term. If Landlord is unable to deliver possession of the Premises within 90 days of the Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is noticed by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of : (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard; (c) Tenant's change in plans; or (d) performance or completion by a party employed by Tenant. If said delay is the result of any of the foregoing, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

      In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of the Lease. Said early possession shall not advance the Termination Date. Upon completion of Landlord's improvements, as stated on exhibit "B", tenant shall have two (2) weeks early occupancy with no rent due.

3.    RENT. See also Article 46. "SCHEDULE OF RENTS."

      Tenant agrees to pay to Landlord the Annual Rent by paying the Monthly Installment of Rent on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the Monthly Installment of Rent based upon a 30 day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

      Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and when such amount remains due and unpaid ten days after said amount is due, such amount shall be increased by a late charge in an amount equal to the greater of: (a) $50.00, or (b) a sum equal to 5% of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 21 of this Lease in the event said rent or other payment is unpaid after the date due.

      No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of the Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

4.    REAL ESTATE TAXES.

      Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "Taxes") lawfully levied against the Building, the real property on which it is situated and the grounds, parking areas, driveways and alleys around the Building. Tenant shall pay to Landlord as additional rent upon demand at the time the bill for each installment for any tax year applicable to the Term (or any renewal or extension thereof) issues, Tenant's Proportionate Share of the amount of such taxes applicable to each installment less any monthly payments paid by Tenant as provided below for such tax year. Prior to the actual determination of the Taxes for a calendar year, Landlord may, if it so elects and at any time or from time to time during said calendar year, estimate the amount of such Taxes. If, in the estimation of Landlord, such Taxes will exceed the previous year's Taxes, Landlord shall give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will increase its Monthly Installment of Rent subsequent to receipt of such written notification to include such excess. If the total Tenant actually paid for estimated taxes pursuant to this Paragraph is more than the actual Tax, Landlord shall remit the excess to Tenant within thirty (30) days of the making of such determination or, at Landlord's election, credit such amount against the next Monthly Installment of Rent. In addition, Tenant shall pay upon demand Tenant's Proportionate Share of any fees, expenses and cost incurred by Landlord in protesting any assessments, levies or the tax rate, to be offeset solely and proportionately by any savings achieved by appeal. Taxes shall include the following by way of illustration, but not limitation: real estate taxes; any other such taxes, charges and assessments which are levied with respect to the Building, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which they are situated including any payments to any ground lessor in reimbursement of tax payments made by such lessor; fees or assessments for any governmental services to the Building; service payments in lieu of taxes; dues or assessments payable to any property owners association due to Landlord's ownership of the Building; water and sewer charges; and any gross receipts tax and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal properly taxes. Any payment to be made pursuant to this Article with respect to the real estate tax year in which the Lease commences or terminates shall be prorated.

5.    SECURITY DEPOSIT.

      Tenant has deposited with Landlord the Security Deposit. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five days after written demand therefore deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled within fourteen (14) days of Tenant's surrender of Premises consistent with Article 27.

6.    ALTERATIONS.

      Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements in excess of $5,000.00 non-structural as required by Article 7 without the prior written consent of Landlord, which may be withheld in Landlord's reasonable discretion. Any alteration, additions or improvements to be done by Tenant as part of Tenant's initial occupancy shall be specified in Exhibit B. Any alteration, addition, or improvement in, on or to the Premises including carpeting, but excepting movable furniture and personal property of Tenant removable without material damage to the properly or the Premises, shall be and remain the property of Tenant during the Term but shall, unless Landlord elects otherwise, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term and title shall pass to Landlord under this Lease as by a bill of sale. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. In the event landlord consents to the making of any such alteration, addition, or improvement by Tenant, at Tenant's sole cost and expense. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect landlord against any loss from any mechanics', materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4 above any increase in real estate taxes attributable to any such alteration, addition, or improvement for so long, during the Term, as such increase is ascertainable. Upon the expiration or sooner termination of the Term as herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore Premises to their original condition, reasonable wear and tear and loss by casualty covered by Article 23 excepted.

7.    TENANT'S REPAIRS.

      (A) Tenant shall as its own cost and expense keep and maintain all parts of the Premises, the Building and the surrounding real estate for which Landlord is not expressly responsible under the terms of the Lease, including portions shared in common with other tenants of the Building but not including other tenant's premises, in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris. Tenant as part of its obligations hereunder shall (i) keep the parking areas, driveways, alleys and the whole of the property in a clean and sanitary condition, and (iii) without injury to the roof, other horizontal surfaces of the Building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the Premises, Building and the real estate on which the Building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear and loss by fire or other casually covered by insurance to be maintained by Landlord pursuant Paragraph 23 (A) hereof excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy).

      (B) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

      (C) Tenant and its employees, customer and licensees shall have the nonexclusive right to use, in common with the other parties occupying said Building, common parking areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the Building), driveways and alleys adjacent to said Building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, Landlord reserves the right to perform, upon notice to Tenant, the paving and landscape maintenance for the grounds around the Building, including, but not limited to, the mowing of the grass, care of shrubs, general landscaping and maintenance of common parking areas, if any, driveways and alleys, roof repairs, exterior painting, common sewage line plumbing, and repair and maintenance of any other items, the obligations for which are shared by other tenants in the Building and other improvements of which the Premises are a part, all of which are otherwise Tenant's obligations under Paragraph 7(A), and Tenant shall, in lieu of the obligations set forth under Paragraph 7(A) with respect to such items, be liable for Tenant's Proportionate Share (as set forth on the Reference Page) of the cost and expense thereof including a reasonable management fee unless Landlord in its sole discretion determines that such cost and expense is properly allocable in another proportion or solely to either Tenant or the other tenants occupying said Building. Tenant shall pay to Landlord its share, determined as aforesaid, of such costs and expenses, upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work.

      (D) Tenant shall, at its own cost and expenses, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord, (and a copy thereof shall be furnished to Landlord), for servicing all heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within 30 days of the date Tenant takes possession of the Premises.

      (E) Tenant shall, at its own cost and expense to the extent not covered by the insurance to be maintained by Landlord under Article 23, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the properly as a result of Tenant's business activities or caused by Tenant's default hereunder.

8.    LANDLORD'S REPAIRS.

      Landlord shall at its expense maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of Article 23 excepted, only the foundation and the structural soundness of the exterior walls and of the roof of the Building. Tenant shall immediately give Landlord written notice of any such defect or need for repairs after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of the Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

9.    SIGNS.

      Tenant's shall not install any signs upon the Premises or the exterior of the Building without Landlord's prior written consent. If Landlord shall consent to any sign, upon termination of the Lease Tenant shall remove said sign and restore the Premises and/or the Building in accordance with the provisions of
Article 6 or, at Landlord's option, said sign shall become part of the realty and belong to Landlord without compensation to Tenant and title shall pass to Landlord under this Lease as by a bill of sale.

10.   LIENS.

      Tenant shall keep the Premises and Tenant's leasehold interest in the Premises tree from any liens arising out of any work performed, materials furnished, or obligations incurred by tenant. In the event that Tenant shall not, within ten days following the imposition of any such lien, cause the same to be released of record, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate of 18% per annum or the highest rate permitted by law, whichever is lower.

11.   ASSIGNMENT OF SUBLETTING.

      (A) Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntary or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent the Landlord, which consent shall not be unreasonably withheld, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least 90 days but no more than 180 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly and primarily responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

      (B) In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have option, in its sole discretion, in the event of any proposed of any subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within 15 days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises the Term shall end the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expirations of the Term. If Landlord recaptures only a portion of the Premises, the rent during the unexpired Term shall abate, proportionately, based on the rent as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

      (C) Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, right, privileges or services to assign or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

      (D) In the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross increase in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this lease by Tenant, Landlord shall receive 100% of any consideration paid to tenant by such assignee in connection with such assignment less broker's commission and reasonable attorney's fees.

      (E) Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs. Including attorney's fees, incurred in connection with such assignment or transfer.

12.   INDEMNIFICAITON.

      Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by the negligent or willful act of Landlord, or its agents, employees or contractors. Tenant shall hold Landlord harmless from and defend landlord against any and all claims, liability or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the injury or damage, by Tenant, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; or (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

13.   INSURANCE.

      Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a comprehensive public liability and property damage insurance policy to protect against any liability to the public or to any invitee of Tenant or Landlord incident to the use of or resulting from any accident occurring upon the Premises with a comprehensive single limit of not less than $1,000,00.00. Said policy or policies shall: (a) name Landlord in or as an additional insured, and insure Landlord's contingent liability under this Lease; (b) be issued by an insurance company which is acceptable to Landlord; and (c) provide that said insurance shall not be cancelled unless 30 days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and upon each renewal of said insurance.

14.   WAIVER OF SUBROGATION.

      So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with aforementioned waiver.

15.   SERVICE AND UTILITIES.

      Landlord agrees to provide, at its cost, water, electricity and telephone service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, including without limitation, Tenant's Proportionate Share of any central station signaling system installed in the Premises or the Building, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballets. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly shared or metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. Tenant shall not be required to pay water use penalties not caused by Tenant's use.

16.   HOLDING OVER.

      Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after Termination hereof by lapse of time or otherwise 150% of the amount of the Annual Rent for the last period prior to the date of such termination Plus all rent adjustments as provided in Article 4,41 and 42 prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender. If Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month or for one year, whichever shall be specified in such notice, in either case at 150% of the Annual Rent being paid to Landlord under this Lease immediately prior thereto, Plus all rent adjustments as provided in Article 4,41 and 42 but if the Landlord does not so elect, acceptance by Landlord of rent after such termination shall not constitute a renewal; this provision shall not be deemed to waive Landlord's right of re-entry or any other right hereunder or at law.

17.   SUBORDINATION.

      Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying lease and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate therein, or any ground or underlying lease; provided, however, that if the lessor, mortgagee trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

18.   RULES AND REGULATIONS.

      Landlord reserves the right to establish reasonable rules and regulations which will be applied uniformly to all tenants. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C if any attached hereto and all reasonable modifications of and additions thereto from time to time put into effect by Landlord as well as all covenants, conditions and restrictions of record. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

19.   REENTRY BY LANDLORD.

      Landlord reserves and shall at all times have the right to reenter, with 24 hour notice, the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve, or repair the Premises and any other portion of the Building, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and necessary structures in and through the Building and premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provide that the business of Tenant shall not be interested with unreasonably. In the event that Landlord requires access to any under-floor duct, Landlord's liability for carpet (or other floor covering) replacement shall be limited to replacement of the piece removed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. Landlord shall also have the right at any time to charge the arrangement and/or location of entrances or passageways, door and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, and to change the name, number or designation by which the Building is commonly known.

20.   DEFAULT.

      The following events shall be deemed to be events of default under this
Lease:

      (A) Tenant shall fall to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of ten days from the date such payment was due; or

      (B) Tenant shall fail to comply with any term, Provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within 20 days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

      (C) Tenant shall abandon any substantial portion of the Premises; or

      (D) Except where Landlord consents to Tenant's hold over under Article 16, Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

      (E) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any adjustment rendered thereon and have the same released, and such default shall continue for ten days after written notice thereof to Tenant: or

      (F) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United Stated or any state thereof; or

      (G) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 30 days from the date of entry thereof.

21.   REMEDIES.

      Upon the occurrence of any of such events of default described in Article 20 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

      (A) Landlord, may at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

      (B) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction of forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion , and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation pf law;

      (C) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages from Tenant: (i) The worth at the time of award of any unpaid rent, including any amounts treated as additional rent hereunder, which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid rent, including any amounts treated as additional rent hereunder, which would have been earned after termination until the time of awards exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus (iii) The worth at the time of award of the amount by which the unpaid rent, including any amounts treated as additional rent hereunder, for the balance of the term after the time of award exceeds the amount of such rental loss that tenant proves could be reasonably avoided; plus (iv) Any other amount necessary to compensate landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

      As used in (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum legal rate at the time of the award. As used in (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal reserve Bank of San Francisco at the of award plus one percent (1%).

      (D) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (B) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation including tenant's to pay the rent, including any amounts treated as additional rent, hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term;

      (ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by landlord. If the consideration collected by landlord upon any such reletting plus any sums previously collected from tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the cost of repairs, alterations, additions, redecorating, and lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fee and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and tenant agrees that landlord may file suit to recover any sums falling due under this section from time to time;

      (E) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligation under this Lease;

      (F) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within 30 days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provision and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as an accord and satisfaction, compromise or waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant under the Lease, it shall become necessary or appropriate for landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all attorneys' fees incurred by Landlord.

22.   QUIET ENJOYMENT

      Landlord represent and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provision of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

23.   DAMAGE BY FIRE, ETC.

      (A) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 90% of the full "replacement cost" thereof (as such term is defined in the Replacement Cost Endorsement to be attached thereto, if any) insuring against the perils of fire and lightning and including extended coverage, and earthquake and flood coverage, or at Landlord's option, "All Risk" coverage, with earthquake and flood coverage, all such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the property is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of Paragraphs 23(C), 23(D) and 23(F), such insurance shall be for the sole benefit of Landlord and under its sole control. Such insurance shall include protection for continuation of rental payments for a period of 12 months in the event of any damage caused by the perils referred to above. Tenants agrees to pay Landlord, as additional rental, Tenant's Proportionate Share of Landlord's cost of maintaining such insurance. Said payments shall be made to Landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due, and the failure to pay such share shall be treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this Paragraph with respect to the year in which the Lease commences or terminates shall be prorated. Tenant shall not take out separates insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

      (B) If the Building should be damaged or destroyed by fire, tornado or other casually, Tenant shall give immediate written notice thereof to Landlord.

      (C) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 23(A), but only to such extent that the Building can in Landlord's estimation be materially restored within 180 days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term), this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such Building to substantially the condition in which it existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvement which may have been placed in, on or about the Premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the Premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to materially restore the Building within 180 days after the date upon which Landlord is notified by Tenant of such damage, Tenant may (if it has given Landlord at least 30 days notice of its need and intent to do so) at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy. Whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

      (D) If the Building should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of Paragraph 23(C), this Lease shall at the option of Landlord, upon notice to Tenant, given within 30 days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

      (E) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within 15 days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such notice to Tenant as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term

      (F) In the event of any damage or destruction to the Premises by any peril covered by the provisions of this Article, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees harmless from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

24.   EMINENT DOMAIN.

      (A) If the whole or any substantial part of the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or Building for the purposes for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said property shall occur.

      (B) If part of the Building shall be taken for any public or quasi-public use under any government law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 24(A), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent, if at all, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

      (C) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

25.         SALE BY LANDLORD.

            In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any the covenants of this Lease. Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security, provided that any successor shall not be liable for such security unless such successor receives the same.

26.         ESTOPPEL CERTIFICATES.

            Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modification), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in tenant's statement, and (e)such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary or agent, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten day period and such certificate as signed by Landlord, Landlord's beneficiary or agent, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five days after receipt by Tenant of a copy of the certificate executed by Landlord, Landlord's beneficiary or agent, as the case may be, on behalf of Tenant.

27.         SURRENDER OF PREMISES.

            Tenant shall, at least 90 days before the last day of the Term arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

            At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received or first installed broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon termination of this Lease, remove all movable partitions of less than full height from floor to ceiling, counters, and other personal property of Tenant removable without material damage to such property or the Premises previously installed by Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing such damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. Upon request by Landlord, Tenant shall remove any or all permanent improvements or additions to the Premises installed at Tenant's cost and all movable partitions, counters and other personal property of Tenant removable without material damage to such property or the Premises which may be left by Tenant and repair any damage resulting from such removal. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding Tenant founded on such delay.

            All obligation of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any Security Deposit shall be credited against the amount payable by Tenant hereunder.

28.         NOTICES.

            Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery, if personally delivered, or two days after mailing, if mailed. All notices shall be personally delivered or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

29.         TAXES PAYABLE BY TENANT.

            In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by or on the gross or net rent payable hereunder, including without limitation any gross income tax, sales tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; or (c) upon or measured by the Tenant's gross receipt or payroll or the value of Tenant's equipment, furniture, fixtures, and other personal property of Tenant or leasehold improvements, alterations, additions, located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

            In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

30.         DEFINED TERMS AND HEADINGS.

            The article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, martial communities, firms, or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The Term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Building and including a proportionate share of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

31.   ERISA REPRESENTATION.

      Tenant represents and warrants to Landlord that, as of the date hereof, neither Tenant nor any affiliate of Tenant has employee pension or profit-sharing plans that hold, in the aggregate, beneficial interests representing greater than five percent of the total assets of any RREEF investment fund. Tenant acknowledges that a breach of the foregoing representation and warranty may constitute a prohibited transaction under the terms of the Employee Retirement Income Security Act of 1975 and the Internal Revenue Code, as modified by PTE 82-51, an administrative exemption from certain of the prohibited transaction rules granted to the RREEF Funds by the United States Department of Labor (46 Fed. Reg. 14,238 (April 2, 1982)). If, at any time, Tenant or any affiliate of Tenant has employee pension or profit-sharing plans that hold, in the aggregate, beneficial interests representing greater than five percent of the total assets of any RREEF investment fund, Tenant shall promptly advise Landlord of such fact in writing.

32.   ENFORCEABILITY.

      If for any reason whatsoever any of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

33.   COMMISSIONS.

      Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

34.   TIME AND APPLICABLE LAW.

      Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.   PARKING

      Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, as shown on Exhibit A, if any, as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's vehicles, or the vehicles of others, adjacent to loading areas or so as to interfere in any way with the use of such areas. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the parking or loading areas.

36.   SUCCESSORS AND ASSIGNS.

      Subject to the provisions of Article 11, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, marital communities, if any, and assigns of the parties hereto.

37.   ENTIRE AGREEMENT.

      This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

38.   EXAMINATION NOT OPTION

      Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Article 5, the first month's rent as set forth in Article 3, and any sum owed pursuant hereto.

39.   RECORDATION.

      Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party, and the party offering the same for recording shall pay all charges and taxes incident thereto.

40.   TENANT'S PROPORTIONATE SHARE

      Tenant's proportionate Share is defined as the percentage obtained by dividing the number of square feet in the Leased Premises by the total number of leasable square feet at the property. In the event that the number of square feet in either the Leased Premises or the entire property is modified, Tenant's Proportionate Share shall thereafter be adjusted accordingly.

41.   COMMON AREAS AND COMMON AREA EXPENSE

      1. "Common areas" herein referred to means all areas and facilities outside the demised Premises, within the exterior boundaries of the complex of which the demised Premises form a part, that are provided and designated by the Landlord from time to time for the general use and convenience of the Tenant and of other tenants of the Landlord having the common use of such areas, and their respective authorized representatives and invitees. Common areas include, without limitation, driveways, parking areas, sidewalks, and landscaped areas.

      2. Landlord shall maintain the common areas, establish and enforce reasonable rules and regulations concerning such areas, close any of the common areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the common areas or the accrual of any rights of any person or of the public to the common areas, close temporarily any of the common areas for maintenance purposes, and make changes to the common areas including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces, parking area, the direction of the flow of traffic or construction of additional buildings thereupon, without any restriction whatsoever.

      3. Tenant, as additional rent, shall pay to Landlord its Proportionate Share of common area costs within ten (10) days of receiving a bill therefor from Landlord, but no more frequently than monthly.

      4. "Common areas costs", shall mean the same as "common area maintenance cost" and said terms shall mean all sums expended by the Landlord for the supervision, maintenance, repair, replacement and operation of the common area, plus an allowance of fifteen percent (15%) of such costs of the Landlord for administrative fee. Common area cost shall include without limitation: landscape supplies, maintenance, repair and replacement;: parking lot sweeping, striping and sealing; parking lot pavement repair and replacement; painting of curbs and truckwell railings; cost of liability insurance for the common area; security services for the common area; parking lot lighting costs; maintenance and repair of common sewer lines and such other costs as Landlord considers necessary in its sole judgment to maintain the common areas.

      5. Landlord shall have the right, at its option, to estimate tenant's Proportionate Share of common area costs next due and to collect and impound from Tenant on monthly or quarterly basis, as Landlord may elect, the amount of Tenant's estimated Proportionate Share of such costs. Landlord shall provide Tenant with a reconciliation of Tenant's impound account at least annually, and if such reconciliation shall indicate that Tenant's impound account is insufficient to satisfy Tenant's Proportionate Share of common area costs for the period estimated, Tenant shall immediately pay to Landlord any deficiency. Any excess in such impound account shall be applied to reduce the estimated payments for the next ensuing period.

42.   REIMBURSEMENT OF INSURANCE.

      Tenant, upon demand, shall pay to Landlord its Proportionate share of the premium for fire, extended coverage and other property insurance obtained by the Landlord on the Premises and on the building or buildings of which the Premises form a part, including the common areas.

      Additionally, the Tenant shall, upon demand, pay to the Landlord any increase in such insurance premium resulting to the overall cost on the building or buildings covered by such policies because of any special conditions relating to the tenant's operations which require a higher premium. Landlord's insurance carrier or Landlord's insurance agent shall make the judgment as to the sum of money so involved, which judgment shall be conclusive.

      Landlord shall have the right, at its option, to estimate Tenant's Proportionate Share of insurance cost next due to collect and impound from Tenant on a monthly or quarterly basis, as Landlord may elect, the amount of tenant's estimated Proportionate Share of such costs. Landlord shall provide Tenant with a reconciliation of Tenant's impound account at least annually, and if such reconciliation shall indicate that tenant's impound account is insufficient to satisfy tenant's Proportionate Share of insurance cost for the period estimated, Tenant shall immediately pay to Landlord any deficiency. Any excess in such impound account shall be used to reduce the estimated payments for the next ensuing period.

      Tenant agrees at all times during the term of this Lease, and at Tenant's sole expense, to keep all trade fixtures, equipment and merchandise of Tenant, or any subtenant of Tenant that may be in the Premises from time to time, insured against loss or damage by fire or the hazards commonly referred to under the extended coverage endorsement, for an amount of ninety percent (90%) of full replacement value. The proceeds from any such insurance must be used by the Tenant to restore or replace any such trade fixtures, equipment and merchandise in the Premises.

43.   HAZARDOUS MATERIALS.

      (a) Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not handle, use manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole direction), provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provider further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to containment the Premises or the environment.

      (b) Without limiting the above, tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with t he use, manufacture, storage, or disposal of Hazardous materials by Tenant, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this clause shall survive any termination of the Lease.

      (c) Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Landlord) during the Lease term, and any other period of time during which Tenant is in actual or constructive occupancy of the Premises. Tenant shall take reasonable precautions to prevent the contamination of the Premise with Hazardous Materials by third parties.

      (d) It shall not be unreasonable for Landlord to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or Sublessee's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or Sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or Sublessee's actions or use of the property in question; or (iii) the proposed Assignee or Sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

44.   FIRST RIGHT OF OFFER.

      1. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the lease at the time of notification or commencement nor during any three months (consecutive or non-consecutive) in any twelve (12) month period, have the right to lease the Expansion Premises consisting of approximately 27,600 square feet in the following increments as such space becomes available: 2004 Martin Avenue, approximately 10,800 square feet and 2016 Martin Avenue, approximately 16,800 square feet as shown on Exhibit "A" attached hereto. Landlord shall give written notice to Tenant of the availability of the Expansion Premises and upon receipt of such notice, Tenant shall have a period of seven (7) business days in which to exercise Tenant's right to lease said space, failing which Landlord may lease such space to any third party on whatever basis Landlord desires, and Tenant shall have no further rights with respect to the space covered by such notice.

      2. If Tenant exercises an expansion option hereunder,, the Expansion Premises shall automatically be included in the Premises and the Annual Rent, as adjusted, shall be applied thereto, in accordance with the provisions hereof, effective as of the date of availability of such space specified in Landlord's notice to Tenant, or such later date as the space actually becomes available. Tenant's Proportionate Share shall increase accordingly. The lease term for such Expansion Premises shall be negotiated, but, not less than a minimum of one (1) year.

      3. All space leased by Tenant pursuant to this expansion option shall be on an "as is" basis.

      4. The Annual rent for the Expansion Premises prior to any rent adjustment shall be the market rate for comparable space in the Building and in other buildings of like quality in the same rental market as of the date the extension term is to commence. In no event shall the Annual Rent on a rentable square foot basis for the Expansion Premises be less than the Annual rent on a square foot basis paid by Tenant for its initial Leased Premises as increased by any rent adjustment pursuant to the Lease. Landlord shall give to Tenant written notice of the annual rent which shall be applicable for the Expansion Premises at the time that notice of the availability of the space is given to Tenant. Landlord and Tenant shall have thirty (30) days after Landlord receives notification from Tenant of Tenant's desire to lease said Expansion Premises in which to agree on the new annual rent, failing which Tenant shall have no further rights with respect to space covered by such notice.

      5 If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the Annual Rent for the Expansion Premises.

45.   SCHEDULE OF RENTS.

      In accordance with Article 3, the Annual Rent and Monthly Installment of minimum rent shall increase per the schedule shown below:

            Months 1-18 : $ 3,375.00 per month or $ 40,500.00 per year;
            Months 19-36 : $ 5,152.00 per month or $ 61,824.00 per year;
            Months 37-48 : $ 5,600.00 per month or $ 67,200.00 per year;
            Months 49-60 : $ 6,048.00 per month or $ 72,576.00 per year;
            Months 61-72 : $ 6,496.00 per month or $ 77,952.00 per year.

      All other expenses as provided for in Articles 4, 41, and 42 shall commence on August 15, 1991 and all other provisions of the lease shall remain in effect.

46.   CORPORATE AUTHORITY.

      If Tenant is a corporation, Tenant represents and warrant that this Lease and the undersigned's execution of this Lease has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation.

47.   LIMITATION OF LANDLORD'S LIABILITY

      Redress for any claims against Landlord under this Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the leased premises are a part. The obligations of Landlord under this lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.

The parties hereto have executed this Lease on the dates specified immediately below their respective signatures.

LANDLORD:                                  TANANT:

RREEF WEST-V, INC.                         Viko Technology, Inc.,
a Delaware corporation                     a California corporation

By: RREEF MANAGEMENT COMPANY,
    a California corporation

By:    /s/ Carl Deters                     By: /s/ Bill de Carbonel
       ---------------------------------       ---------------------------------
       Carl Deters
Title: Director of Properties              Title: [ILLEGIBLE]
Dated: [ILLEGIBLE]                         Dated: 7/11/91

By: /s/ Sherie L. Dunn
    ---------------------------------
    Sherie L. Dunn
Title: District Manager

Dated: 7-12-91

                                   EXHIBIT "A"

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, Inc., a Delaware corporation and Viko Technology, Inc., a California corporation.

                                    PREMISES

This site plan is intended only to show the general layout of the property or a part thereof. Landlord reserves the right to alter, vary, add to or omit in whole or in part any structures, and/or improvements, and/or common areas and/or land area shown on this plan. All measurements and distances are approximate. This plan is not drawn to scale.

                 [MARTIN AVENUE/SAN THOMAS INDUSTRIAL PARK MAP]

                                   EXHIBIT "A"
                                 page one of one

                                   EXHIBIT "B"

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, INC., a Delaware corporation and Viko Technology, Inc., a California corporation.

                      LANDLORD'S AND TENANT'S IMPROVEMENTS

Landlord shall, at it sole cost and expense, increase the Premises power capabilities to a total of 800 amps; 120/208 volts; 3 phase.

Landlord shall reimburse Tenant upon receipt of paid invoices and lien releases, up to maximum of $ 10,000.00 for improvement work performed by Tenant to the Leased Premises. In no event will Landlord reimburse Tenant for the cost of decorator items, i.e. wallpaper, decorative lightning, desks, furniture, etc, or any business equipment, machinery or any other business fixture. It may include the cost of structural calculations and addition of a window on the front, outside wall subject to Landlord's approval.

Landlord will have the roof inspected no later than September 30, 1991 and perform necessary and recommended maintenance.

Tenant shall contract its own improvement work. Tenant accepts full responsibility that all work will be performed in a workmanlike manner by a licensed contractor in accordance with Article 6 of this Lease.

In addition to the above, tenant hereby accepts the demised Premises in an "as-is" condition. Landlord shall ensure that all mechanical equipment, including electrical, roll-up doors, electric light bulbs, tube and ballasts, plumbing, heating, ventilating and air conditioning systems, are in good operating order at the time of occupancy by Tenant.

                                   EXHIBIT "B"
                                 page one of one

                                   EXHIBIT "C

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, INC., a Delaware corporation and Viko Technology, Inc., a California corporation.

                                     PARKING

This sit plan is intended only to show the general layout of the property or a part thereof. Landlord reserves the right to alter, vary, add to or omit in whole or in part any structures, and/or improvements, and/or common areas and/or land area shown on this plan. All measurements and distances are approximate. This plan is not drawn to scale.

                                      [MAP]

                                   EXHIBIT "C"
                                 page one of one

                            FIRST AMENDMENT TO LEASE

THIS AMENDMENT, dated this 26th day of December, 1996 between RREEF West-V, Inc., a Delaware corporation ("Landlord") and Viko Technology, Inc., a California corporation ("Tenant"), for the Premises located in the city of Santa Clara, county of Santa Clara, State of California, commonly known as 2006 Martin Avenue.

1.    RECITALS.

Landlord and Tenant, being parties to that certain Lease dated July 10, 1991 and attached hereto is Exhibit "A", hereby express their mutual desire and intent to extend the terms of the Lease and amend by this writing those terms, covenants and conditions contained in Article 2. "TERM" and Article 46. "SCHEDULE OF RENTS." As hereinafter provided.

2.    AMENDMENTS.

Article 2 "TERM" shall hereafter additionally provide as follows:

      Effective February 1, 1997 the Termination Date of the Lease shall be extended for four (4) years and five (5) months from August 31, 1997 to January 31, 2002.

Article 46. "SCHEDULE OF RENTS" shall hereafter additionally provide as follows:

      Effective February 1, 1997 the Annual Rent and Monthly Installment Rent shall be as follows:

      February 1, 1997 - January 31, 1998: $6,944.00 per month or $83,328.00 per year;
      February 1, 1998 - January 31, 1999: $7,280.00 per month or $87,360.00 per year;
      February 1, 1999 - January 31, 2000: $7,616.00 per month or $91,392.00 per year;
      February 1, 2000 - January 31, 2001: $8,064.00 per month or $96,768.00 per year;
      February 1, 2001 - January 31, 2002: $8,400.00 per month or $100,800.00 per year.

3.    INCORPORATION.

Except as modified herein, all other terms and condition of the Lease between the parties above described, as attached hereto, shall continue in full force and effect.

4.    CORPORATE AUTHORITY.

If Tenant is a corporation, Tenant represents and warrants that this Amendment and the undersigned's execution of this Amendment has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Amendment on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Amendment on behalf of the corporation.

5.    LIMITATION OF LANDLORD'S LIABILITY.

Redress for any claims against Landlord under this Amendment shall only be made against Landlord to the extent of Landlord's interest in the property to which the Leased Premises are a part. The obligations of landlord under this Amendment shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.

The parties hereto have executed this Amendment on the dates specified immediately below their respective signature.

LANDLORD:                                       TENANT

RREEF West.V,Inc.                               Viko Technology, Inc.
a Delaware corporation                          a California corporation

By:     RREEF MANAGEMENT COMPANY
        a California corporation

By:     /s/ Sherie L. Dunn                      By: /s/ Bill de Carbonel
        ---------------------                       ---------------------------
        Sherie L. Dunn
Title:  Vice President, Property Management     Title: VP

Dated:  1/3/97                                  Dated: 1/2/97

                                   EXHIBIT "A"

attached to and made a part of that certain First Amendment to Lease dated December 26, 1996, between RREEF West-V, Inc., a Delaware corporation ("Landlord") and Viko Technology , Inc., a California corporation ("Tenant"), for the premises located at 2006 Martin Avenue, Santa Clara, California.

                            ORIGINAL LEASE DOCUMENTS
                                (ATTACHED HERETO)

                                TABLE OF CONTENTS

ARTICLE                                                                    PAGE
       REFERENCE PAGE..................................................     ii
1      USE AND RESTRICTIONS ON USE.....................................     1
2      TERM............................................................     1
3      RENT............................................................     1
4      REAL ESTATE TAXES...............................................     2
5      SECURITY DEPOSIT................................................     2
6      ALTERNATIONS....................................................     3
7      TENANT'S REPAIRS................................................     3
8      LANDLORD'S REPAIRS..............................................     4
9      SIGNS...........................................................     4
10     LIENS...........................................................     4
11     ASSIGNMENT AND SUBLETTING.......................................     5
12     INDEMNIFICATION.................................................     5
13     INSURANCE.......................................................     6
14     WAIVER OF SUBROGATION...........................................     6
15     SERVICES AND UTILITIES..........................................     6
16     HOLDING OVER....................................................     6
17     SUBORDINATION...................................................     7
18     RULES AND REGULATIONS...........................................     7
19     REENTRY BY LANDLORD.............................................     7
20     DEFAULT.........................................................     7
21     REMEDIES........................................................     8
22     QUIET ENJOYMENT.................................................     9
23     DAMAGE BY FIRE, ETC.............................................     9
24     EMINENT DOMAIN..................................................     11
25     SALES BY LANDLORD...............................................     11
26     ESTOPPEL CERTIFICATE............................................     11
27     SURRENDER OF PREMISES...........................................     11
28     NOTICES.........................................................     12
29     TAXES PAYABLE BY TENANT.........................................     12
30     DEFINED TERMS AND HEADINGS......................................     12
31     ERISA REPRESENTATION............................................     13
32     ENFORCEABILITY..................................................     13
33     COMMISIONS......................................................     13
34     TIME AND APPLICABLE.............................................     13
35     PARKING.........................................................     13
36     SUCCESSORS AND ASSIGNS..........................................     13
37     ENTIRE AGREEMENT................................................     13
38     EXAMINATION NOT OPTION..........................................     14
39     RECORDATION.....................................................     14
40     TENANT'S PROPORTIONATE SHARE....................................     14
41     COMMON AREAS AND COMMON AREA EXPENSE............................     14
42     REIMBURSEMENT OF INSURANCE......................................     15
43     HAZARDOUS WASTE.................................................     15
44     FIRST RIGHT OF REFUSA...........................................     16
45     SCHEDULE OF RENTS...............................................     17
46     CORPORATE AUTHORITY.............................................     17
47     LIMITATION OF LANDLORD'S LIABILITY..............................     17

       EXHIBIT A -  PREMISES
       EXHIBIT B -  LANDLORD' S AND TENANT'S IMPROVEMENTS

                          INDUSTRIAL-NET REFERENCE PAGE

PROPERTY:                      San Thomas Industrial Park

LANDLORD:                      RREEF WEST-V, INC., a Delaware Corporation

LANDLORD'S ADDRESS:            155-A Moffett Park Drive, #110
                               Sunnyvale, California 94089

TENANT:                        Viko Technology, Inc., a California corporation

TENANT'S ADDRESS:              1605 Mabury Road
                               San Jose, California 95133

LEASE REFERENCE DATE:          July 10, 1991

PREMISES:                      2006 Martin Avenue
                               Santa Clara, California 95050
                               (see Exhibit A for outline of Premises, attached hereto and incorporated herein by reference)

USE: Electronic burn-in testing services, systems Assembly and related administration and warehousing.

PREMISES RENTABLE AREA:        approximately 11,200 square feet

                               September 6, 1991 (handwritten Insert)
COMMENCEMENT DATE:             1991

TERMINATION DATE:              August 31, 1997

TERM OF LEASE:                 Six (6) years and fifteen (15) days beginning on
                               The Commencement Date and ending on the
                               Termination Date (unless sooner terminated pursuant to the Lease)

ANNUAL BASE RENT:              $40,500.00 see also Article 46. "SCHEDULE OF
                               RENTS."

                               Starts 9/20/91 (handwritten Insert)
MONTHLY INSTALLMENT OF RENT:   $3,375.00 see also Article 46. "SCHEDULE OF
                               RENTS."

TENANT'S PROPORTIONATE SHARE:  9.30% see also Article 40. "TENANT'S
                               PROPORTIONATE SHARE."

SECURITY DEPOSIT:              $5,150.00

TENANT'S MONTHLY INSTALLMENT OF ESTIMATED COMMON AREA COSTS:       $350.00

REAL ESTATE BROKER DUE COMMISSION: CB Commercial

The reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page Information and the Lease, the Lease shall control. This Lease includes exhibits "A" and "B", both of which are made a part hereof.

LANDLORD:                                        TENANT:


RREEF WEST-V, INC.,                               Viko  Technology, Inc.,
A Delaware corporation                            a California corporation

By:  RREEF MANAGEMENT COMPANY,
     a California corporation

By: /s/ Carl Detere                             By: /s/ Bill de Carbonel
    --------------------                            -----------------------
    Carl Detere                                 Title: VP MKT
Title: Director of Properties
                                                Dated: 7/11/91
Dated: 7/18/91

By: /s/ Sherie L. Dunn
    ------------------
    Sherie L. Dunn
Title: District Manager

Dated: 7-12-91

                                      LEASE

      Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1.    USE AND RESTRICTIONS ON USE.

      The Premises shall be continuously used and occupied by Tenant, but only for the purpose listed on the Reference Page, to the extent permitted by applicable zoning regulations. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated on Exhibit A and the outside storage of any property are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premise, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, but the entire cost thereof shall be borne by Tenant not to exceed $20,000.00 per occurrence. In the event cost of such compliance exceeds $20,000.00 Landlord shall have the option to complete required work at its expense or to terminate the Lease with 60 day notice to Tenant. Provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building, or un reasonably interfere with such tenants' use of their respective premises or permit any use which would adversely affect the reputation of the Building. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance thereon void or increase the insurance rate thereof, and tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

2.    TERM.

      The Term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided). Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage thereby, but Tenant shall not liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant hereunder, nor shall such failure be construed in any way to extend the Term. If Landlord is unable to deliver possession of the Premises within 90 days of the Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is noticed by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of : (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard; (c) Tenant's change in plans; or (d) performance or completion by a party employed by Tenant. If said delay is the result of any of the foregoing, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

      In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of the Lease. Said early possession shall not advance the Termination Date. Upon completion of Landlord's improvements, as stated on exhibit "B", tenant shall have two (2) weeks early occupancy with no rent due.

3.    RENT. See also Article 46. "SCHEDULE OF RENTS."

      Tenant agrees to pay to Landlord the Annual Rent by paying the Monthly Installment of Rent on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the Monthly Installment of Rent based upon a 30 day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

      Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and when such amount remains due and unpaid ten days after said amount is due, such amount shall be increased by a late charge in an amount equal to the greater of: (a) $50.00, or (b) a sum equal to 5% of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 21 of this Lease in the event said rent or other payment is unpaid after the date due.

      No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of the Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

4.    REAL ESTATE TAXES.

      Landlord agrees to pay all general and special taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "Taxes") lawfully levied against the Building, the real property on which it is situated and the grounds, parking areas, driveways and alleys around the Building. Tenant shall pay to Landlord as additional rent upon demand at the time the bill for each installment for any tax year applicable to the Term (or any renewal or extension thereof) issues, Tenant's Proportionate Share of the amount of such taxes applicable to each installment less any monthly payments paid by Tenant as provided below for such tax year. Prior to the actual determination of the Taxes for a calendar year, Landlord may, if it so elects and at any time or from time to time during said calendar year, estimate the amount of such Taxes. If, in the estimation of Landlord, such Taxes will exceed the previous year's Taxes, Landlord shall give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will increase its Monthly Installment of Rent subsequent to receipt of such written notification to include such excess. If the total Tenant actually paid for estimated taxes pursuant to this Paragraph is more than the actual Tax, Landlord shall remit the excess to Tenant within thirty (30) days of the making of such determination or, at Landlord's election, credit such amount against the next Monthly Installment of Rent. To be offest solely and proportionately by and savings achieved by appeal. In addition, Tenant shall pay upon demand Tenant's Proportionate Share of any fees, expenses and cost incurred by Landlord in protesting any assessments, levies or the tax rate to be offset soley and proportionately by any savings achieved by appeal.

Taxes shall include the following by way of illustration, but not limitation: real estate taxes; any other such taxes, charges and assessments which are levied with respect to the Building, and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land upon which they are situated including any payments to any ground lessor in reimbursement of tax payments made by such lessor; fees or assessments for any governmental services to the Building; service payments in lieu of taxes; dues or assessments payable to any property owners association due to Landlord's ownership of the Building; water and sewer charges; and any gross receipts tax and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal properly taxes. Any payment to be made pursuant to this Article with respect to the real estate tax year in which the Lease commences or terminates shall be prorated.

5.    SECURITY DEPOSIT.

      Tenant has deposited with Landlord the Security Deposit. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five days after written demand therefore deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled within fourteen (14) days of Tenant's surrender of Premises consistent with Article 27.

6.    ALTERATIONS.

      Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements in excess of $5,000.00 non-structural as required by Article 7 without the prior written consent of Landlord, which may be withheld in Landlord's Reasonable discretion. Any alteration, additions or improvements to be done by Tenant as part of Tenant's initial occupancy shall be specified in Exhibit B. Any alteration, addition, or improvement in, on or to the Premises including carpeting, but excepting movable furniture and personal property of Tenant removable without material damage to the properly or the Premises, shall be and remain the property of Tenant during the Term but shall, unless Landlord elects otherwise, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term and title shall pass to Landlord under this Lease as by a bill of sale. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. In the event landlord consents to the making of any such alteration, addition, or improvement by Tenant, at Tenant's sole cost and expense. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect landlord against any loss from any mechanics', materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4 above any increase in real estate taxes attributable to any such alteration, addition, or improvement for so long, during the Term, as such increase is ascertainable. Upon the expiration or sooner termination of the Term as herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore Premises to their original condition, reasonable wear and tear and loss by casualty covered by Article 23 excepted.

7.    TENANT'S REPAIRS.

      (A) Tenant shall as its own cost and expense keep and maintain all parts of the Premises, the Building and the surrounding real estate for which Landlord is not expressly responsible under the terms of the Lease, including portions shared in common with other tenants of the Building but not including other tenant's premises, in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, or nonstructural, with materials and workmanship of the same character, kind and quality as the original, including but not limited to windows, glass and plate glass, doors, skylights, any special office entries, interior walls and finish work, floors and floor coverings, downspouts, gutters, heating and air conditioning and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, Tenant as part of its obligations hereunder shall (i) keep the parking areas, driveways, alleys and the whole of the property in a clean and sanitary condition, and
(iii) without injury to the roof, other horizontal surfaces of the Building, downspouts, parking areas, driveways and sidewalks, remove all snow and ice from same. Tenant will, as far as possible, keep all such parts of the Premises, Building and the real estate on which the Building is located from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, reasonable wear and tear and loss by fire or other casually covered by insurance to be maintained by Landlord pursuant Paragraph 23 (A) hereof excepted (but not excepting any damage to glass or loss not reimbursed by insurance because of the existence of a deductible under the appropriate policy).

      (B) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

      (C) Tenant and its employees, customer and licensees shall have the nonexclusive right to use, in common with the other parties occupying said Building, common parking areas, if any, (exclusive of any parking or work load areas designated or to be designated by Landlord for the exclusive use of Tenant or other tenants occupying or to be occupying other portions of the Building), driveways and alleys adjacent to said Building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, Landlord reserves the right to perform, upon notice to Tenant, the paving and landscape maintenance for the grounds around the Building, including, but not limited to, the mowing of the grass, care of shrubs, general landscaping and maintenance of common parking areas, if any, driveways and alleys, roof repairs, exterior painting, common sewage line plumbing, and repair and maintenance of any other items, the obligations for which are shared by other tenants in the Building and other improvements of which the Premises are a part, all of which are otherwise Tenant's obligations under Paragraph 7(A), and Tenant shall, in lieu of the obligations set forth under Paragraph 7(A) with respect to such items, be liable for Tenant's Proportionate Share (as set forth on the Reference Page) of the cost and expense thereof including a reasonable management fee unless Landlord in its sole discretion determines that such cost and expense is properly allocable in another proportion or solely to either Tenant or the other tenants occupying said Building. Tenant shall pay to Landlord its share, determined as aforesaid, of such costs and expenses, upon demand, as additional rent, in the event Landlord elects to perform or cause to be performed such work.

      (D) Tenant shall, at its own cost and expenses, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord, (and a copy thereof shall be furnished to Landlord), for servicing all heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within 30 days of the date Tenant takes possession of the Premises.

      (E) Tenant shall, at its own cost and expense to the extent not covered by the insurance to be maintained by Landlord under Article 23, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the properly as a result of Tenant's business activities or caused by Tenant's default hereunder.

8.    LANDLORD'S REPAIRS.

      Landlord shall at its expense maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of Article 23 excepted, only the foundation and the structural soundness of the exterior walls and of the roof of the Building. Tenant shall immediately give Landlord written notice of any such defect or need for repairs after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of the Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.

9.    SIGNS.

      Tenant's shall not install any signs upon the Premises or the exterior of the Building without Landlord's prior written consent. If Landlord shall consent to any sign, upon termination of the Lease Tenant shall remove said sign and restore the Premises and/or the Building in accordance with the provisions of
Article 6 or, at Landlord's option, said sign shall become part of the realty and belong to Landlord without compensation to Tenant and title shall pass to Landlord under this Lease as by a bill of sale.

10.   LIENS.

      Tenant shall keep the Premises and Tenant's leasehold interest in the Premises tree from any liens arising out of any work performed, materials furnished, or obligations incurred by tenant. In the event that Tenant shall not, within ten days following the imposition of any such lien, cause the same to be released of record, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate of 18% per annum or the highest rate permitted by law, whichever is lower.

11.   ASSIGNMENT OF SUBLETTING.

      (A) Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntary or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent the Landlord, which consent shall not be unreasonably withheld, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least 90 days but no more than 180 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly and primarily responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this Lease. Upon the occurrence of an "event of default" (as hereinafter defined), if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all rents due and becoming due to Tenant under such sublease and apply such rent against any sums due to Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

      (B) In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have option, in its sole discretion, in the event of any proposed of any subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within 15 days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises the Term shall end the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expirations of the Term. If Landlord recaptures only a portion of the Premises, the rent during the unexpired Term shall abate, proportionately, based on the rent as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

      (C) Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, right, privileges or services to assign or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

      (D) In the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% of the gross increase in such rent as such rent is received by Tenant and 100% of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this lease by Tenant, Landlord shall receive 100% of any consideration paid to tenant by such assignee in connection with such assignment less broker's commission and reasonable attorney's fees.

      (E) Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs. Including attorney's fees, incurred in connection with such assignment or transfer.

12.   INDEMNIFICAITON.

      Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by the negligent or willful act of Landlord, or its agents, employees or contractors. Tenant shall hold Landlord harmless from and defend landlord against any and all claims, liability or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the injury or damage, by Tenant, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; or (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

13.   INSURANCE.

      Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a comprehensive public liability and property damage insurance policy to protect against any liability to the public or to any invitee of Tenant or Landlord incident to the use of or resulting from any accident occurring upon the Premises with a comprehensive single limit of not less than $1,000,00.00. Said policy or policies shall: (a) name Landlord in or as an additional insured, and insure Landlord's contingent liability under this Lease; (b) be issued by an insurance company which is acceptable to Landlord; and (c) provide that said insurance shall not be cancelled unless 30 days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and upon each renewal of said insurance.

14.   WAIVER OF SUBROGATION.

      So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with aforementioned waiver.

15.   SERVICE AND UTILITIES.

      Landlord agrees to provide, at its cost, water, electricity and telephone service connections into the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, including without limitation, Tenant's Proportionate Share of any central station signaling system installed in the Premises or the Building, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Tenant shall furnish all electric light bulbs, tubes and ballets. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly shared or metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises. Tenant shall not be required to pay water use penalties not caused by Tenant's use.

16.   HOLDING OVER.

      Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after Termination hereof by lapse of time or otherwise 150% of the amount of the Annual Rent for the last period prior to the date of such termination

Plus all rent adjustments provided in Articles 4,41 and 42 prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender. If Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month or for one year, whichever shall be specified in such notice, in either case at 150% of the Annual Rent being paid to Landlord under this Lease immediately prior thereto, but if the Landlord does not so elect, acceptance by Landlord of rent after such termination shall not constitute a renewal; this provision shall not be deemed to waive Landlord's right of re-entry or any other right hereunder or at law.

17.   SUBORDINATION.

      Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying lease and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate therein, or any ground or underlying lease; provided, however, that if the lessor, mortgagee trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

18.   RULES AND REGULATIONS.

      Landlord reserves the right to establish reasonable rules and regulations which will be applied uniformly to all tenants. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C if any attached hereto and all reasonable modifications of and additions thereto from time to time put into effect by Landlord as well as all covenants, conditions and restrictions of record. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

19.   REENTRY BY LANDLORD.

      Landlord reserves and shall at all times have the right to reenter, with 24 hour notice, the Premises to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve, or repair the Premises and any other portion of the Building, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and necessary structures in and through the Building and premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provide that the business of Tenant shall not be interested with unreasonably. In the event that Landlord requires access to any under-floor duct, Landlord's liability for carpet (or other floor covering) replacement shall be limited to replacement of the piece removed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. Landlord shall also have the right at any time to charge the arrangement and/or location of entrances or passageways, door and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building, and to change the name, number or designation by which the Building is commonly known.

20.   DEFAULT.

      The following events shall be deemed to be events of default under this
Lease:

      (A) Tenant shall fall to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of ten days from the date such payment was due; or

      (B) Tenant shall fail to comply with any term, Provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within 20 days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

      (C) Tenant shall abandon or any substantial portion of the Premises; or

      (D) Except where Landlord consents to Tenant's hold over under Article 16, Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

      (E) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any adjustment rendered thereon and have the same released, and such default shall continue for ten days after written notice thereof to Tenant: or

      (F) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United Stated or any state thereof; or

      (G) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 30 days from the date of entry thereof.

21.   REMEDIES.

      Upon the occurrence of any of such events of default described in Article 20 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

      (A) Landlord, may at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

      (B) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction of forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion , and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation pf law;

      (C) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages from Tenant: (i) The worth at the time of award of any unpaid rent, including any amounts treated as additional rent hereunder, which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid rent, including any amounts treated as additional rent hereunder, which would have been earned after termination until the time of awards exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus (iii) The worth at the time of award of the amount by which the unpaid rent, including any amounts treated as additional rent hereunder, for the balance of the term after the time of award exceeds the amount of such rental loss that tenant proves could be reasonably avoided; plus (iv) Any other amount necessary to compensate landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus (v) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

            As used in (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum legal rate at the time of the award. As used in (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal reserve Bank of San Francisco at the of award plus one percent (1%).

            (D) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (B) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation including tenant's to pay the rent, including any amounts treated as additional rent, hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term;

            (ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by landlord. If the consideration collected by landlord upon any such reletting plus any sums previously collected from tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the cost of repairs, alterations, additions, redecorating, and lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fee and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and tenant agrees that landlord may file suit to recover any sums falling due under this section from time to time;

      (E) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligation under this Lease;

      (F) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within 30 days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provision and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as an accord and satisfaction, compromise or waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant under the Lease, it shall become necessary or appropriate for landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all attorneys' fees incurred by Landlord.

22.   QUIET ENJOYMENT

      Landlord represent and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provision of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

23.   D AMAGE BY FIRE, ETC.

      (A) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 90% of the full "replacement cost" thereof (as such term is defined in the Replacement Cost Endorsement to be attached thereto, if any) insuring against the perils of fire and lightning and including extended coverage, and earthquake and flood coverage, or at Landlord's option, "All Risk" coverage, with earthquake and flood coverage, all such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the property is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of Paragraphs 23(C), 23(D) and 23(F), such insurance shall be for the sole benefit of Landlord and under its sole control. Such insurance shall include protection for continuation of rental payments for a period of 12 months in the event of any damage caused by the perils referred to above. Tenants agrees to pay Landlord, as additional rental, Tenant's Proportionate Share of Landlord's cost of maintaining such insurance. Said payments shall be made to Landlord within ten days after presentation to Tenant of Landlord's statement setting forth the amount due, and the failure to pay such share shall be treated in the same manner as a default in the payment of rent hereunder when due. Any payment to be made pursuant to this Paragraph with respect to the year in which the Lease commences or terminates shall be prorated. Tenant shall not take out separates insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

      (B) If the Building should be damaged or destroyed by fire, tornado or other casually, Tenant shall give immediate written notice thereof to Landlord.

      (C) If the Building should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 23(A), but only to such extent that the Building can in Landlord's estimation be materially restored within 180 days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term), this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such Building to substantially the condition in which it existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvement which may have been placed in, on or about the Premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which the Premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to materially restore the Building within 180 days after the date upon which Landlord is notified by Tenant of such damage, Tenant may (if it has given Landlord at least 30 days notice of its need and intent to do so) at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy. Whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

      (D) If the Building should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of Paragraph 23(C), this Lease shall at the option of Landlord, upon notice to Tenant, given within 30 days after Landlord is notified by Tenant of such damage, terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

      (E) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or the Building requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within 15 days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such notice to Tenant as if the date of such notice were the date originally fixed in this Lease for the expiration of the Term

      (F) In the event of any damage or destruction to the Premises by any peril covered by the provisions of this Article, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees harmless from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

24.   EMINENT DOMAIN.

      (A) If the whole or any substantial part of the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises or Building for the purposes for which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said property shall occur.

            (B) If part of the Building shall be taken for any public or quasi-public use under any government law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 24(A), this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent, if at all, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

            (C) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings; provided that Tenant shall not be entitled to receive any award for Tenant's loss of its leasehold interest, the right to such award being hereby assigned by Tenant to Landlord.

25.         SALE BY LANDLORD.

            In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any the covenants of this Lease. Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security, provided that any successor shall not be liable for such security unless such successor receives the same.

26.         ESTOPPEL CERTIFICATES.

            Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modification), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in tenant's statement, and (e)such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary or agent, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten day period and such certificate as signed by Landlord, Landlord's beneficiary or agent, as the case may be, shall be fully binding on Tenant, if Tenant fails to deliver a contrary certificate within five days after receipt by Tenant of a copy of the certificate executed by Landlord, Landlord's beneficiary or agent, as the case may be, on behalf of Tenant.

27.         SURRENDER OF PREMISES.

            Tenant shall, at least 90 days before the last day of the Term arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

            At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received or first installed broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon termination of this Lease, remove all movable partitions of less than full height from floor to ceiling, counters, and other personal property of Tenant removable without material damage to such property or the Premises previously installed by Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing such damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. Upon request by Landlord, Tenant shall remove any or all permanent improvements or additions to the Premises installed at Tenant's cost and all movable partitions, counters and other personal property of Tenant removable without material damage to such property or the Premises which may be left by Tenant and repair any damage resulting from such removal. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding Tenant founded on such delay.

              All obligation of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any Security Deposit shall be credited against the amount payable by Tenant hereunder.

28.         NOTICES.

              Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery, if personally delivered, or two days after mailing, if mailed. All notices shall be personally delivered or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

29.         TAXES PAYABLE BY TENANT.

            In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by or on the gross or net rent payable hereunder, including without limitation any gross income tax, sales tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; or (c) upon or measured by the Tenant's gross receipt or payroll or the value of Tenant's equipment, furniture, fixtures, and other personal property of Tenant or leasehold improvements, alterations, additions, located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

            In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

30.         DEFINED TERMS AND HEADINGS.

            The article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, martial communities, firms, or corporations, and their and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The Term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Building and including a proportionate share of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

31.   ERISA REPRESENTATION.

      Tenant represents and warrants to Landlord that, as of the date hereof, neither Tenant nor any affiliate of Tenant has employee pension or profit-sharing plans that hold, in the aggregate, beneficial interests representing greater than five percent of the total assets of any RREEF investment fund. Tenant acknowledges that a breach of the foregoing representation and warranty may constitute a prohibited transaction under the terms of the Employee Retirement Income Security Act of 1975 and the Internal Revenue Code, as modified by PTE 82-51, an administrative exemption from certain of the prohibited transaction rules granted to the RREEF Funds by the United States Department of Labor (46 Fed. Reg. 14,238 (April 2, 1982)). If, at any time, Tenant or any affiliate of Tenant has employee pension or profit-sharing plans that hold, in the aggregate, beneficial interests representing greater than five percent of the total assets of any RREEF investment fund, Tenant shall promptly advise Landlord of such fact in writing.

32.   ENFORCEABILITY.

      If for any reason whatsoever any of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

33.   COMMISSIONS.

      Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

34.   TIME AND APPLICABLE LAW.

      Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.   PARKING

      Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, as shown on Exhibit "C", if any, as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's vehicles, or the vehicles of others, adjacent to loading areas or so as to interfere in any way with the use of such areas. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the parking or loading areas.

36.   SUCCESSORS AND ASSIGNS.

      Subject to the provisions of Article 11, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, marital communities, if any, and assigns of the parties hereto.

37.   ENTIRE AGREEMENT.

      This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

38.   EXAMINATION NOT OPTION

      Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Article 5, the first month's rent as set forth in Article 3, and any sum owed pursuant hereto.

39.   RECORDATION.

      Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party, and the party offering the same for recording shall pay all charges and taxes incident thereto.

40.   TENANT'S PROPORTIONATE SHARE

      Tenant's proportionate Share is defined as the percentage obtained by dividing the number of square feet in the Leased Premises by the total number of leasable square feet at the property. In the event that the number of square feet in either the Leased Premises or the entire property is modified, Tenant's Proportionate Share shall thereafter be adjusted accordingly.

41.   COMMON AREAS AND COMMON AREA EXPENSE

      1. "Common areas" herein referred to means all areas and facilities outside the demised Premises, within the exterior boundaries of the complex of which the demised Premises form a part, that are provided and designated by the Landlord from time to time for the general use and convenience of the Tenant and of other tenants of the Landlord having the common use of such areas, and their respective authorized representatives and invitees. Common areas include, without limitation, driveways, parking areas, sidewalks, and landscaped areas.

      2. Landlord shall maintain the common areas, establish and enforce reasonable rules and regulations concerning such areas, close any of the common areas to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the common areas or the accrual of any rights of any person or of the public to the common areas, close temporarily any of the common areas for maintenance purposes, and make changes to the common areas including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces, parking area, the direction of the flow of traffic or construction of additional buildings thereupon, without any restriction whatsoever.

      3. Tenant, as additional rent, shall pay to Landlord its Proportionate Share of common area costs within ten (10) days of receiving a bill therefor from Landlord, but no more frequently than monthly.

      4. "Common areas costs", shall mean the same as "common area maintenance cost" and said terms shall mean all sums expended by the Landlord for the supervision, maintenance, repair, replacement and operation of the common area, plus an allowance of fifteen percent (15%) of such costs of the Landlord for administrative fee. Common area cost shall include without limitation: landscape supplies, maintenance, repair and replacement;: parking lot sweeping, striping and sealing; parking lot pavement repair and replacement; painting of curbs and truckwell railings; cost of liability insurance for the common area; security services for the common area; parking lot lighting costs; maintenance and repair of common sewer lines and such other costs as Landlord considers necessary in its sole judgment to maintain the common areas.

      5. Landlord shall have the right, at its option, to estimate tenant's Proportionate Share of common area costs next due and to collect and impound from Tenant on monthly or quarterly basis, as Landlord may elect, the amount of Tenant's estimated Proportionate Share of such costs. Landlord shall provide Tenant with a reconciliation of Tenant's impound account at least annually, and if such reconciliation shall indicate that Tenant's impound account is insufficient to satisfy Tenant's Proportionate Share of common area costs for the period estimated, Tenant shall immediately pay to Landlord any deficiency. Any excess in such impound account shall be applied to reduce the estimated payments for the next ensuing period.

42.   REIMBURSEMENT OF INSURANCE.

      Tenant, upon demand, shall pay to Landlord its Proportionate share of the premium for fire, extended coverage and other property insurance obtained by the Landlord on the Premises and on the building or buildings of which the Premises form a part, including the common areas.

      Additionally, the Tenant shall, upon demand, pay to the Landlord any increase in such insurance premium resulting to the overall cost on the building or buildings covered by such policies because of any special conditions relating to the tenant's operations which require a higher premium. Landlord's insurance carrier or Landlord's insurance agent shall make the judgment as to the sum of money so involved, which judgment shall be conclusive.

      Landlord shall have the right, at its option, to estimate Tenant's Proportionate Share of insurance cost next due to collect and impound from Tenant on a monthly or quarterly basis, as Landlord may elect, the amount of tenant's estimated Proportionate Share of such costs. Landlord shall provide Tenant with a reconciliation of Tenant's impound account at least annually, and if such reconciliation shall indicate that tenant's impound account is insufficient to satisfy tenant's Proportionate Share of insurance cost for the period estimated, Tenant shall immediately pay to Landlord any deficiency. Any excess in such impound account shall be used to reduce the estimated payments for the next ensuing period.

      Tenant agrees at all times during the term of this Lease, and at Tenant's sole expense, to keep all trade fixtures, equipment and merchandise of Tenant, or any subtenant of Tenant that may be in the Premises from time to time, insured against loss or damage by fire or the hazards commonly referred to under the extended coverage endorsement, for an amount of ninety percent (90%) of full replacement value. The proceeds from any such insurance must be used by the Tenant to restore or replace any such trade fixtures, equipment and merchandise in the Premises.

43.   HAZARDOUS MATERIALS.

      (a) Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not handle, use manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole direction), provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provider further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to containment the Premises or the environment.

      (b) Without limiting the above, tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with t he use, manufacture, storage, or disposal of Hazardous materials by Tenant, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this clause shall survive any termination of the Lease.

      (c) Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Landlord) during the Lease term, and any other period of time during which Tenant is in actual or constructive occupancy of the Premises. Tenant shall take reasonable precautions to prevent the contamination of the Premise with Hazardous Materials by third parties.

      (d) It shall not be unreasonable for Landlord to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or Sublessee's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or Sublessee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or Sublessee's actions or use of the property in question; or (iii) the proposed Assignee or Sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

44.   FIRST RIGHT OF OFFER.

      1. Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the lease at the time of notification or commencement nor during any three months (consecutive or non-consecutive) in any twelve (12) month period, have the right to lease the Expansion Premises consisting of approximately 27,600 square feet in the following increments as such space becomes available: 2004 Martin Avenue, approximately 10,800 square feet and 2016 Martin Avenue, approximately 16,800 square feet as shown on Exhibit "A" attached hereto. Landlord shall give written notice to Tenant of the availability of the Expansion Premises and upon receipt of such notice, Tenant shall have a period of seven (7) business days in which to exercise Tenant's right to lease said space, failing which Landlord may lease such space to any third party on whatever basis Landlord desires, and Tenant shall have no further rights with respect to the space covered by such notice.

      2. If Tenant exercises an expansion option hereunder,, the Expansion Premises shall automatically be included in the Premises and the Annual Rent, as adjusted, shall be applied thereto, in accordance with the provisions hereof, effective as of the date of availability of such space specified in Landlord's notice to Tenant, or such later date as the space actually becomes available. Tenant's Proportionate Share shall increase accordingly. The lease term for such Expansion Premises shall be negotiated, but, not less than a minimum of one (1) year.

      3. All space leased by Tenant pursuant to this expansion option shall be on an "as is" basis.

      4. The Annual rent for the Expansion Premises prior to any rent adjustment shall be the market rate for comparable space in the Building and in other buildings of like quality in the same rental market as of the date the extension term is to commence. In no event shall the Annual Rent on a rentable square foot basis for the Expansion Premises be less than the Annual rent on a square foot basis paid by Tenant for its initial Leased Premises as increased by any rent adjustment pursuant to the Lease. Landlord shall give to Tenant written notice of the annual rent which shall be applicable for the Expansion Premises at the time that notice of the availability of the space is given to Tenant. Landlord and Tenant shall have thirty (30) days after Landlord receives notification from Tenant of Tenant's desire to lease said Expansion Premises in which to agree on the new annual rent, failing which Tenant shall have no further rights with respect to space covered by such notice.

      5. If requested by Landlord, Tenant shall, prior to the beginning of the term for the Expansion Premises, execute a written memorandum confirming the Annual Rent for the Expansion Premises.

45.   SCHEDULE OF RENTS.

      In accordance with Article 3, the Annual Rent and Monthly Installment of minimum rent shall increase per the schedule shown below:

            Months  1-18 : $ 3,375.00 per month or $ 40,500.00 per year;
            Months 19-36 : $ 5,152.00 per month or $ 61,824.00 per year;
            Months 37-48 : $ 5,600.00 per month or $ 67,200.00 per year;
            Months 49-60 : $ 6,048.00 per month or $ 72,576.00 per year;
            Months 61-72 : $ 6,496.00 per month or $ 77,952.00 per year.

      All other expenses as provided for in Articles 4, 41, and 42 shall commence on September 6, 1991 and all other provisions of the lease shall remain in effect.

46.   CORPORATE AUTHORITY.

      If Tenant is a corporation, Tenant represents and warrant that this Lease and the undersigned's execution of this Lease has been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation executing this Lease on behalf of the corporation represent and warrant that they are officers of the corporation with authority to execute this Lease on behalf of the corporation.

47.   LIMITATION OF LANDLORD'S LIABILITY

      Redress for any claims against Landlord under this Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the leased premises are a part. The obligations of Landlord under this lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.

The parties hereto have executed this Lease on the dates specified immediately below their respective signatures.

LANDLORD:                                        TENANT:


RREEF WEST-V, INC.,                               Viko  Technology, Inc.,
A Delaware corporation                            a California corporation

By: RREEF MANAGEMENT COMPANY,
     a California corporation

By: /s/ Carl Deteres                            By: /s/ Bill de Carbonel
    --------------------                            -----------------------
    Carl Deteres
Title: Director of Properties                   Title: VP MKT

Dated: 7/15/91                                  Dated:7/11/91

By: /s/ Sherie L. Dunn
    ------------------
     Sherie L. Dunn
Title: District Manager

Dated: 7-12-91

                                   EXHIBIT "A"

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, Inc., a Delaware corporation and Viko Technology, Inc., a California corporation.

                                    PREMISES

This site plan is intended only to show the general layout of the property or a part thereof. Landlord reserves the right to alter, vary, add to or omit in whole or in part any structures, and/or improvements, and/or common areas and/or land area shown on this plan. All measurements and distances are approximate. This plan is not drawn to scale.

                 [MARTIN AVENUE/SAH THOMAS INDUSTRIAL PARK MAP]

                                  EXHIBIT "A"
                                page one of one

                                   EXHIBIT "B"

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, INC., a Delaware corporation and Viko Technology, Inc., a California corporation.

                      LANDLORD'S AND TENANT'S IMPROVEMENTS

Landlord shall, at it sole cost and expense, increase the Premises power capabilities to a total of 800 amps; 120/208 volts; 3 phase.

Landlord shall reimburse Tenant upon receipt of paid invoices and lien releases, up to maximum of $ 10,000.00 for improvement work performed by Tenant to the Leased Premises. In no event will Landlord reimburse Tenant for the cost of decorator items, i.e. wallpaper, decorative lightning, desks, furniture, etc, or any business equipment, machinery or any other business fixture. It may include the cost of structural calculations and addition of a window on the front, outside wall subject to Landlord's approval.

Landlord will have the roof inspected no later than September 30, 1991 and perform necessary and recommended maintenance.

Tenant shall contract its own improvement work. Tenant accepts full responsibility that all work will be performed in a workmanlike manner by a licensed contractor in accordance with Article 6 of this Lease.

In addition to the above, tenant hereby accepts the demised Premises in an "as-is" condition. Landlord shall ensure that all mechanical equipment, including electrical, roll-up doors, electric light bulbs, tube and ballasts, plumbing, heating, ventilating and air conditioning systems, are in good operating order at the time of occupancy by Tenant.

                                   EXHIBIT "B"
                                 page one of one

                                   EXHIBIT "C

to that certain Lease Agreement dated July 10, 1991 by and between RREEF WEST-V, INC., a Delaware corporation and Viko Technology, Inc., a California corporation.

                                     PARKING

This sit plan is intended only to show the general layout of the property or a part thereof. Landlord reserves the right to alter, vary, add to or omit in whole or in part any structures, and/or improvements, and/or common areas and/or land area shown on this plan. All measurements and distances are approximate. This plan is not drawn to scale.

                                 [PARKING MAP]

                                  EXHIBIT "C"
                                page one of one

                           SECOND AMENDMENT TO LEASE

      THIS SECOND AMENDMENT TO LEASE is dated for reference purposes only as January 29, 1999, and is part of that Lease dated July 10, 1991 and the First Amendment to Lease dated December 26, 1996, (collectively, the "Lease") by and between SPP REAL ESTATE (SILICON VALLEY), INC., a Delaware corporation, successor-in-interest to RREEF WEST-V, INC., a Delaware corporation, ("Landlord"), and VIKO TECHNOLOGY, INC., a California corporation ("Tenant"), and is made with reference to the following facts:

      A. The Premises currently leased by Tenant pursuant to the Lease consists of 11,200 rentable square feet commonly known as 2006 Martin Avenue , City of Santa Clara, California.

      B. The Lease Term for said Premises currently expires on January 31, 2002.

      C. Tenant and Landlord have agreed to expand the square footage of said Premises by 16,800 rentable square feet as shown on "Exhibit A" attached hereto and incorporated herein by reference as the "Expansion Space".

      D. Tenant and Landlord wish to amend the Lease on the Terms and Conditions set forth in this Second Amendment to Lease.

      NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease Terms is amended as follows:

            1. Landlord's Name: The Lease is hereby amended to reflect change in ownership of the above-referenced Premises to SPP Real Estate (Silicon Valley), Inc., a Delaware corporation.

            2. Landlord's Address: Landlord's address for notices amended to read:

                  SPP Real Estate (Silicon Valley), Inc.
                  505 Montgomery Street
                  6th Floor
                  San Francisco, CA 94111

            3. Premises: Exhibit A is hereby amended to provide for the Expansion space of 16, 800 rentable square feet resulting in a total of 28,000 rentable square feet.

            4. Tenant's Share: Article 40 is hereby amended to mean 23.26% of the Project and 41.42% of the Building commencing February 1, 1999.

            5. Lease Term: Article 2 is hereby amended to provide that the Lease Term shall be extended through and including January 31, 2004.

            6. Base Monthly Rent: Commencing February 1 1999, Articles 3 and 46 are hereby amended to provide for Base Monthly Rent as follows:

            Combined Premises: 2006 and 2016 Martin Avenue

            February 1, 1999, through and including January 31, 2000: $23,576.00 per month
            February 1, 2000, through and including January 31, 2001: $24,864.00 per month
            February 1, 2001, through and including January 31, 2002: $26,040.00 per month
            February 1, 2002, through and including January 31, 2003: $30,800.00 per month
            February 1, 2003, through and including January 31, 2004: $32,200.00 per month

            8. Security Deposit: Article 5 is hereby amended to provide for an increase in the Security Deposit of $27,050.00 which Tenant has provided Landlord upon signature hereon for a total of $32,200.00.

            SECOND AMENDMENT TO LEASE

            9. Tenant's Liability Insurance Minimum: Article 13 is hereby amended to mean $2,000,000.00.

            10. Retained Real Estate Brokers: Tenants warrants that it has not had any dealings with any real estate brokers or salesmen or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease Amendment.

            11. Delivery and Acceptance of Premises: Delivery and acceptance of the Premises as provided for in paragraph A above shall be "as is".

            Tenant shall be allowed to create an opening to allow ingress and egress between the Premises known as 2006 Martin Avenue and 2016 Martin Avenue. Such opening shall not jeopardize the integrity of the Building and Tenant shall restore the wall to its pre-existing condition at the end of the Lease Term.

            12. Year 2000 Disclaimer: Landlord hereby disclaims any liability for any and all damages, injuries or other losses, whether ordinary, special, consequential, punitive or otherwise, arising out of, relating to, or in connection with, (a) the failure of any automated, computerized and/or software system or other technology used in, on, or about the Property or relating to the management or operation of the Property to accurately receive, provide or process date/time data (including, but not limited to, calculating, comparing and sequencing) both before and after September 9, 1999, and before, after, during and between the years 1999 A.D. and 2000 A.D., and leap year calculations and, or (b) the malfunction, ceasing to function or providing of invalid or incorrect results by any such technology as a result of date/time data. The foregoing disclaimer shall apply to any such technology used in, on, or about the Property or that affects the Property, whether or not such technology is within the control of Owner or any of Owner's agents or representatives. THE FOREGOING DISCLAIMER INCLUDES A DISCLAIMER OF ALL WARRANTIES OR REPRESENTATIONS EXPRESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

            13. Continuing Obligation: Except as expressly set forth in this Amendment, all terms and conditions of the Lease remain in full force and effect, and all terms and conditions of the lease are incorporated herein as though set forth at length.

            14. Effect of Amendment: This Amendment modifies the Lease. In the event of any conflict or discrepancy between the lease and/or any other previous documents between the parties and the provisions of this Amendment, then the provisions of this Amendment, shall control. Except as modified herein, the Lease shall remain in full force and effect.

            15. Authority: Each individual executing this Amendment on behalf of Tenant represents and warrants that he or she is duly authorized to and does execute and deliver this Amendment pursuant to express authority form Tenant pursuant to and in accordance with the By-Laws and the other organic documents of the Tenant corporation.

            16. Entire Agreement: The Lease, as modified by this Amendment, constitutes and contains the entire agreement between the parties, and there are no binding agreements or representations between the parties except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any legally binding representations or warranties as to any matter except for such matters binding representations or warranties as to any matter except for such matters which are expressly set forth herein, including any representations or warranties relating to the condition of the Premises or the improvements thereto or the suitability of the Premises or the Project for Tenant's business.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to be effective as of the date first set forth above.

LANDLORD:                                         TENANT:
SPP REAL ESTATE (SILCON VALLEY) INC.              VIKO TECHNOLOGY, INC.
a Deware corporation                              a California corporation

BY: AMB INVESTMENT MANAGEMENT                     BY: /S/ Bill de Carbonel
LIMITED PARTNERSHIP,                                  -----------------------
a Maryland limited partnership

                                                  Title: Vice President

By:  AMB Investment Management Corporation,
     a Maryland corporation, its general partner

BY: /s/ John L. Rossi
    -----------------
    John L. Rossi

Title: Vice President

Dated : 2/1/99                                    Dated: 1/29/99

                                   EXHIBIT "A"

                                             SILICON VALLEY INDUSTRIAL PORTFOLIO
PROJECT 8L20                                             MARTIN INDUSTRIAL PARK
MANUFACTURING & WAREHOUSE                 TOTAL BUILDING SQUARE FOOTAGE: 120,400

                              [MARTIN AVENUE MAP]

BUILDING :A 2002  2016 MANIA AVENUE
67.600 SF.ONE STORY

BUILDING :B 2026  2036 MANIA AVENUE
52,800 SF.ONE STORY.

                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE is dated for reference purposes only as April 9, 2003, and is part of that Lease dated July 10, 1991, the First Amendment to Lease dated December 26, 1996 and the Second Amendment to Lease dated January 29, 1999 (collectively, the "Lease") by and between AMB PROPERTY, L.P., a Delaware limited partnership, successor-in-interest to SPP Real Estate (Silicon Valley), Inc., a Delaware corporation, successor-in-interest to RREEF WEST-V, INC., a Delaware corporation, ("Landlord"), and VIKO TECHNOLOGY, INC., a California corporation, ("Tenant") and is made with reference to the following facts:

            A. The premises currently leased by Tenant pursuant to the Lease consists of 28,000 rentable square feet commonly known as 2006-2016 Martin Avenue, City of Santa Clara, California.

            B. The Lease Term for said Premises currently expires on January 31, 2004.

            C. Tenant and landlord wish to amend the Lease on the Terms and Conditions set forth in this Third Amendment to Lease.

            NOW, THEREFORE, Landlord and Tenant hereby agree that the Lease Terms is amended as follows:

                  1. Landlord's Name: The Lease is hereby amended to reflect change in ownership of the above referenced Premises to AMB Property, L.P., a Delaware limited partnership.

                  2. Landlord's Address: Landlord's address for notices is
            amended to read:

                        AMB Property, L.P.
                        Pier 1, Bay 1
                        San Francisco, CA 941111

                  3. Lease Term: Article 2 is hereby amended to provide that the
            Lease Term shall be extended through and including April 30, 2006.

                  4. Base Monthly Rent: Commencing May 1, 2003, Articles 3 is
            hereby amended to provide for Base Monthly Rent as follows:

                  May 1, 2003 through and including April 30, 2004: $18,760.00 per month
                  May 1, 2004 through and including April 30, 2005: $19,320.00 per month
                  May 1, 2005 through and including April 30, 2006: $19,880.00 per month

                  5. Security Deposit: The Security Deposit in the amount of
            $32,200.00 shall remain the same.

                  6. Tenant's Liability Insurance Minimum: The Liability
            Insurance Minimum amount shall remain the same.

                  7. Tenants Right of First Negotiation for Additional Space:

                        A. Grant and Right of First Negotiation: Landlord hereby
            grants to Tenant a right of First Negotiation regarding the leasing of the "First Negotiation Space" which consists of the portion of the Building (Project) which is identified and described on Exhibit "A" as the First Negotiation Space, being approximately 16,800 square feet of rentable space commonly known as 2008 Martin Avenue, Santa Clara, California on the terms contained in this Amendment.

                        B. Negotiation Notice: If landlord proposes to lease all or part of the First Negotiation Space at any time after the Effective Date of this Lease and before the expiration or earlier termination of this Right of First Negotiation, Landlord shall notify Tenant in writing (the "Negotiation Notice") of the following basic business terms upon which Landlord would be willing to lease the First Negotiation Space; (i) the portion of the First Negotiation Space which Landlord propose to lease (the "Offered Space"), (ii) the term of the proposed lease; (iii) the tenant improvements Landlord is willing to construct or that it will require be constructed and the contribution Landlord is willing to make to pay for such tenant improvements; (iv) the rent for the terms of the lease or formula to be used to determine such rent, and (v) any other material business terms Landlord elects to specify.

                        C. Negotiation Period: Tenant shall have ten (10) days (the "Negotiation Period") from the Negotiation Notice within which to conduct negotiations with Landlord regarding Tenant's leasing of the Offered Space, whether on the terms set forth in Landlord's notice or otherwise.

                        D. Duties During Negotiation Period: During the Negotiation Period, Landlord and Tenant will negotiate in good faith in an attempt to agree on a lease of the Offered Space. Neither Landlord nor Tenant shall be bound to agree to or accept any terms and conditions for such lease except those which each party, in its sole discretion, wishes to agree to. "Good Faith" in such negotiations does not require either party to make concessions to the other party's position, but only requires that each party give the other party a reasonable opportunity, within the Negotiation Period, to present and discuss the party's proposals. Landlord is not bound to agree to any or all of the terms set forth in the Negotiation Notice if it determines during negotiations that one or more of said terms is not in Landlord's best interest.

                        E. Landlord's Right To Lease Absent Agreement: if Landlord and Tenant do not reach agreement in writing for tenant to lease the Offered Space within the Negotiation Period, Landlord thereafter shall have the right to offer the Offered Space to any third party, on such terms and conditions as Landlords may elect, and Landlord shall not thereafter, have any duty to further offer the Offered Space to Tenant.

                        F. Termination: The right granted to Tenant in this paragraph is personal to tenant, and may not be assigned by Tenant to any third party, either alone or in conjunction with an assignment of this Lease or a sublease of all or any part of the Premises. The rights granted to Tenant under this paragraph shall terminate upon the earliest of the following to occur: (i) the expiration or earlier termination of the Lease; (ii) any assignment by Tenant of its interest in this Lease; (iii) any subletting by Tenant of substantially all of the premises for substantially all of the remainder of the Lease Term, (iv) the termination of this right by default as set forth in Subparagraph G below, or (v) as to any Offered Space, when the Negotiation Period ends without Tenant and Landlord reaching a written agreement for Tenant to lease the Offered Space.

                        G. Termination By Default: The rights of Tenant under this Paragraph shall not be effective at any time when Tenant is in default under this Lease beyond any applicable cure period provided in this Lease. If Tenant, with the agreement of Landlord, shall nevertheless cure such default, then the rights provided hereunder shall be reinstated, but any transaction to lease any or all of the First Negotiation Space entered into by Landlord during such period of default shall be valid and Tenant shall have no further Right of First Negotiation as to any such space leased by Landlord while Tenant is in default under this sub-paragraph.

                        H. No Right To Negotiation for Renewal or Extension
Space: The right granted to Tenant by this paragraph shall not arise on account of or in connection with the renewal or extension of the term of any then existing lease affecting all or any portion of the First Negotiation Space.

            8. Delivery and Acceptance of Premises: Delivery and acceptance of the Premises as provided for in Paragraph A above shall be "as is".

            9. Continuing Obligation: Except as express set forth in this Amendment, all terms and conditions of the Lease remain in full force and effect, and all terms and conditions of the Lease are incorporated herein as though set forth at length.

            10. Effect of Amendment: This amendment modifies the Lease. In the event of any conflict or discrepancy between the Lease and/or any other previous documents between the parties and the provisions of this Amendment, then the provisions of this Amendment shall control. Except as modified herein, the Lease shall remain in full force and effect.

            11. Authority: Each individual executing this Amendment on behalf of Tenant represents and warrants that he or she is duly authorized to and does execute and deliver this Amendment pursuant to express authority from Tenant pursuant to and in accordance with the By-Laws and the other organic documents of the Tenant corporation.

            12. Entire Agreement: The Lease, as modified by this Amendment, constitutes and contains the entire agreement between the parties, and there are no binding agreements or representations between the parties, except as expressed herein. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any legally binding representations or warranties as to any matter except for such matters binding representation or warranties as to any matter except for such matters which are expressly set forth herein, including any representations or warranties relating to the condition of the Premises or the improvements thereto or the suitability of the Premises or the Project for Tenant's business.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment to be effective as of this date first set forth above.

LANDLORD:                                        TENANT:

AMB PROPERTY, L.P.                               VIKO TECHNOLOGY, INC.
a Delaware limited partnership                   a California corporation

By: AMB Property Corporation                     By:  /s/ Bill de Carbonel
a Maryland corporation, its general partner           --------------------
                                                      Bill de Corbonel  VP

                                                  [Print Name and Title]

BY: /s/ John L. Rossi                             By:___________________________
    -------------------
        John L. Rossi
Title:  Senior Vice President                    _______________________________
                                                    [Print Name and Title]

Date: 4/30/03                                    Date: _________________________

PROJECT 8L20- DESCRIPTION
MFG./WAREHOUSE - SANTA CLARA, CA
BOULEVARD

[DESCRIPTION MAP]

BUILDING A: 2000-2016 MARTIN AVENUE-67.600 SF
BUILDING B: 2036 MARTIN AVENUE- 52,800 SF

TOTAL PROJECT SQUARE FOOTAGE 120,400

408,922,0400                                            [ORCHARD LOGO]